                            SCHEDULE 14A INFORMATION
                  Proxy Statement Pursuant to Section 14(a) of
              The Securities Exchange Act of 1934 (Amendment No.    )

Filed by the Registrant /X/
Filed by a Party other than the Registrant / /
Check the appropriate box
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / /  Definitive Material Pursuant to Section 240.14a-12

                                   INRAD, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
    /X/  No fee required
    / /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
         (1)    Title of each class of securities to which transaction applies:

                ________________________________________________________________
         (2)    Aggregate number of securities to which transaction applies:

                ________________________________________________________________
         (3) Per unit price or other underlying value of transaction computed pursuant t to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                ________________________________________________________________
         (4)    Proposed maximum aggregate value of transaction:

                ________________________________________________________________
         (5)    Total fee paid:

                ________________________________________________________________
    / /  Fee paid previously with preliminary materials.
    / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)    Amount Previously Paid:
                ________________________________________________________________
         (2)    Form, Schedule or Registration Statement No.:
                ________________________________________________________________
         (3)    Filing Party:
                ________________________________________________________________
         (4)    Date Filed
                ________________________________________________________________

                                   INRAD, INC.

                               181 Legrand Avenue
                           Northvale, New Jersey 07647

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 27, 2003

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of INRAD, Inc. (the "Company") will be held at the offices of Lowenstein, Sandler, PC, 65 Livingston Avenue, Roseland, New Jersey on Wednesday, August 27, 2003 at 10:00 a.m. for the following purposes:

     1. Consideration of and vote to approve the proposed change of the Corporation's name to Photonic Products Group, Inc.

     2.  To elect one Class C Director to hold office for three years.

     3. Consideration of and vote to approve the proposed change of the Corporation's Certificate of Incorporation to increase the total number of Common Shares authorized.

     4. Consideration of and vote to approve the proposed change to increase the total number of Common Shares authorized for issuance under the 2000 Equity Compensation Program.

     5 To consider and act upon other matters that may properly come before the meeting or any adjournment thereof.

The Board of Directors has fixed the close of business on June 30, 2003, as the date for determining the shareholders of record entitled to receive notice of, and to vote at, the Annual Meeting. Whether or not you expect to be present at the Annual Meeting, you are requested to complete and sign the enclosed proxy and return it in the enclosed envelope as promptly as possible. Shareholders who are present at the meeting may revoke their proxies and vote in person. We hope you will attend.

                                      By Order of the Board of Directors


                                      William S. Miraglia, Secretary


Northvale, New Jersey
July 28, 2003

                                   INRAD, INC.
                                 PROXY STATEMENT

The following statement is furnished in connection with the solicitation of proxies by the Board of Directors of INRAD, Inc., a New Jersey corporation with its principal offices at 181 Legrand Avenue, Northvale, New Jersey 07647 (the "Company"), to be used at the Annual Meeting of Shareholders of the Company to be held at the offices of Lowenstein, Sandler, PC, 65 Livingston Avenue, Roseland, New Jersey on Wednesday, August 27, 2003 at 10:00 a.m. This Proxy Statement and the enclosed form of proxy are first being sent to shareholders on or about July 28, 2003.

                          SHAREOWNERS ENTITLED TO VOTE

Only shareholders of record at the close of business on June 30, 2003, the record date fixed by the Board of Directors, will be entitled to notice of, and to vote at, the Annual Meeting. At the close of business on the record date, there were 5,441,353 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"), outstanding and entitled to vote at the meeting. Each share is entitled to one vote.

The presence in person or by proxy of owners of a majority of the outstanding shares of the Company's Common Stock will constitute a quorum for the transaction of business at the Company's Annual Meeting. Assuming that a quorum is present, the proposals for the change in the Company's Certificate of Incorporation to increase the number of shares authorized, the proposal to increase the number of common shares authorized under the 2000 Equity Compensation Program, and the proposal to change the name of the corporation, will require the affirmative vote of a majority of the votes cast by the holders of shares of Common Stock entitled to vote at the Annual Meeting. The election of one director to serve a term of three years will require the vote of a plurality of the shares of Common stock represented and entitled to vote at the Annual Meeting. For purposes of determining the votes cast with respect to any matter presented for consideration at the Annual Meeting, only those cast "for" are included. Abstentions and broker non-votes are counted only for the purpose of determining whether a quorum is present at the Annual Meeting. Owners of Common Stock are not entitled to cumulative voting in the election of directors.

                          VOTING: REVOCATION OF PROXIES

A form of proxy is enclosed for use at the Annual Meeting if a shareholder is unable to attend in person. Each proxy may be revoked at any time before it is exercised by giving written notice to the secretary of the Meeting. All shares represented by valid proxies pursuant to this solicitation (and not revoked before they are exercised) will be voted as specified in the form of proxy. If no specification is given, the shares will be voted in favor of the Board's nominees for directors described in this Proxy Statement, and in favor of the name change, increase in authorized stock and increase in the 2000 Equity Compensation Program.

                              COSTS OF SOLICITATION

The entire cost of soliciting these proxies will be borne by the Company. In following up the original solicitation of the proxies by mail, the Company may make arrangements with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to the beneficial owners of the stock and may reimburse them for their expenses in so doing. If necessary, the Company may also use its officers and their assistants to solicit proxies from the shareholders, either personally or by telephone or special letter.

                             PRINCIPAL SHAREHOLDERS

The following table presents certain information with respect to the security ownership of the directors of the Company and the security ownership of each individual or entity known by the Company to be the beneficial owner of more than 5% of the Company's Common Stock as of June 30, 2003. Percentages that include ownership of options or convertible securities are calculated assuming exercise or conversion by each individual or entity of the options, (including "out-of-the-money options"), or convertible securities owned by each individual or entity separately without considering the dilutive effect of option exercises and security conversions by any other individual or entity. The Company has been advised that all individuals listed have the sole power to vote and dispose of the number of shares set opposite their names in the table.

                                                                                                 Percent of
Name and Address                                           Number of shares                     Common Stock
-------------------------------------------------------------------------------------------------------------
Clarex, Ltd.                                                   3,266,914 (1)                        52.9
Bay Street and Rawson Square
P.O. Box N 3016
Nassau, Bahamas

Welland, Ltd.                                                  2,380,958 (2)                        31.1
Bay Street and Rawson Square
P.O. Box N 3016
Nassau, Bahamas

Warren Ruderman                                                1,467,046                            27.8
45 Duane Lane
Demarest, NJ 07627

Daniel Lehrfeld                                                  413,400 (3)                         7.4
c/o INRAD, Inc.

Hoechst Celanese Corp.                                           300,000                             5.7
Routes 202-206 North
Box 2500
Somerville, NJ 08876

Thomas Lenagh                                                     86,900 (4)                         1.6
c/o INRAD, Inc.

Frank Wiedeman                                                    78,400 (5)                         1.5
c/o INRAD, Inc.

John Rich                                                         17,100 (6)                         0.3
c/o INRAD, Inc.

Jan Winston                                                        8,000 (7)                         0.2
c/o INRAD, Inc.

Directors and Executive                                          819,235 (8)                        13.9
  Officers as a group
  (8 persons)

     1) Including 900,000 shares subject to convertible preferred stock exercisable or convertible within 60 days.

     2) Includes 2,380,952 shares subject to a convertible promissory note at an imputed conversion of $0.42, the market value of the Company's common shares on the date of issuance of the note.

     3) Including 48,000 shares subject to convertible preferred stock and 258,200 shares subject to options exercisable within 60 days.

     4)  Including 61,900 shares subject to options exercisable within 60 days.

     5)  Including 28,400 shares subject to options exercisable within 60 days.

     6) Including 12,000 shares subject to convertible preferred stock and 3,300 shares subject to options exercisable or convertible within 60 days.

     7) Including 4,000 shares subject to convertible preferred stock exercisable or convertible within 60 days and 3,400 shares subject to options exercisable or convertible within 60 days.

     8) Including 620,755 shares subject to convertible preferred stock, stock options, and warrants exercisable within 60 days.

CERTAIN RELATIONSHIP AND RELATED TRANSACTIONS

     During the year ended December 31, 2002, approximately 4% of the Company's net product sales were through a foreign agent, in which, Warren Ruderman a principal shareholder has an investment. Terms of sales to this foreign agent were substantially the same as to unrelated foreign agents.

     During 2002, Welland Ltd. received a 6% Subordinated Convertible Promissory Note due January 31, 2006, resulting in proceeds to the Company of $1,000,000. Clarex, Ltd and Welland, Ltd. Are related parties, under common control. They are represented on the Board of Directors by Mr. Frank Wiedeman. The percent of common stock and convertible instruments, beneficially owned, if combined and calculated according to the prescribed formula is 84%.

                                  PROPOSAL ONE

                            CHANGE OF COMPANY'S NAME

        PROPOSAL TO AMEND THE CORPORATION'S CERTIFICATE OF INCORPORATION
              TO CHANGE ITS NAME TO "PHOTONIC PRODUCTS GROUP, INC."

     On May 13, 2003, the Company's Board of Directors unanimously approved, subject to stockholder approval, a change of the Company's name to "Photonic Products Group, Inc.."

     The Company has been working to implement business plans that involve acquiring additional companies and lines of business. However, there can be no assurance that any such business plan developed by the Company will be successful or that any businesses will be acquired. The Company's Board of Directors believes that the change of the Company's name is appropriate in light of the proposed diversification and change in the nature of the Company's business.

     The Company believes that its new name will reflect its present business strategy. It will convey the message that the Company is transforming into a portfolio of businesses serving a greater diversity of sectors in the Photonics industry with additional branded products carrying names other the INRAD.

     If the proposed amendment is adopted by the stockholders, the Company's Restated Certificate of Incorporation will be amended, as reflected in EXHIBIT B, to effect the name change as promptly as practicable.

          THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE STOCKHOLDERS OF THE COMPANY VOTE "FOR" THIS PROPOSAL.

     After the proposed name change becomes effective, it will NOT be necessary for shareholders to surrender their present Inrad stock certificates.

                                  PROPOSAL TWO

                              ELECTION OF DIRECTORS

At the Annual shareholders' meeting held August 7, 2002 an amendment to our Certificate of Incorporation providing for the classification of our Board of Directors into three classes with staggered three-year terms of office was approved by the shareholders' and implemented by the Board. The essence of the amendment was to allow the directors be divided into three separate classes designated Class I, Class II, and Class III. Initially, two Class I directors were elected for a three-year term of office, two Class II directors were elected for a two-year term of office, and one Class III director was elected for a one-year term of office. When directors are elected at all subsequent Annual Meetings of Shareholders, they will be elected to three-year terms.

The following table sets forth the name and age of the nominee for election to the Board of Directors, the principal occupation or employment of the nominee for the past five years, the principal business of the organization in which said occupation is or was carried on, the name or any other public corporation for which each nominee served as a Board member, and the period during which each nominee has served as a director of the Company.

The Board of Directors unanimously recommends that you vote for the election of John Rich.

                                         Director           Positions; Business
Name and Age                             Since              Experience
------------                             -----              ----------
John Rich,                               2000               Director
65                                                               VP & General Manager (2000-2002) C&D
                                                                 Technologies, Power Electonics Division
                                                                 President (1990-1999), Raytheon/GM
                                                                 Hughes Optical Systems
                                                                 Vice President (1983-1989), Perkin Elmer
                                                                 Microlithography, Electro-Optics, and
                                                                 Systems
                                                                 Colonel, Commander, Air Force Avionics
                                                                 Laboratory and Air Force Weapons
                                                                 Laboratory
                                                                 B.A., M.A., PhD., Harvard University

Current Directors

Thomas Lenagh,                           1998                    Chairman of the Board of Directors
                                                            Management Consultant (1990 - Present)
                                                              Past Chairman and CEO, Systems Planning
                                                            Corporation
                                                            Financial Vice President, the Aspen Institute
                                                              Treasurer and Chief Investment Officer, The
                                                            Ford Foundation
                                                            Captain, US Navy Reserve (ret.)

Daniel Lehrfeld,                         1999               Director
59                                                          President and Chief Executive Officer (2000-present),
                                                                 President and Chief Operating Officer(1999-2000),
                                                                 Vice President/General Manager (1995-1999)
                                                                 Raytheon/GM Hughes Electro-Optics Center,
                                                                 President (1989-1991)
                                                                 New England Research Center, (subsidiary)
                                                                 Deputy General Manager (1989-1995) &
                                                                 Director, Business Development,
                                                                 International Business, Operations, Cryogenic Products
                                                                 Magnavox Electronic Systems E. Coast Div.,
                                                                 Deputy Sector Director & Program Director
                                                                 Philips Laboratories Briarcliff
                                                                 North American Philips,
                                                                 Group Leader/Project Leader
                                                                 Grumman Aerospace Corporation

Frank Wiedeman,                          1998               Director
89                                                          Executive Director (1980 - Present)
                                                                 American Capital Management Inc.

Jan Winston                              2000               Director
66                                                               Principal (1997-Present) Winston Consulting,
                                                                 Division Director/General Manager (1981-1997) IBM
                                                                 Corporation. Executive positions held in Development,
                                                                 Finance and Marketing.


During 2002, five meetings of the Board of Directors were held. Each non-employee director is paid $400 for each Board Meeting they attend, and $200 for each conference call meeting they participate in. During 2002, each director attended or participated in all the Board of Director meetings held.

The Board has an Audit Committee whose members presently are Jan Winston, Chairman, Tom Lenagh and John Rich. The Audit Committee reviews the independence, qualifications and activities of the Company's independent accountants. It meets privately with them as well as with management and held two meetings during 2002. The committee appoints the independent accountants.

                                 PROPOSAL THREE

                          INCREASE IN AUTHORIZED SHARES

The Board of Directors has recommended that the stockholders approve an amendment to the Company's Certificate of Incorporation, as permitted by the New Jersey Business Corporation Act, to increase the number of authorized shares of Common Stock from 15,000,000 shares to 40,000,000 shares.

     The Company is currently authorized by its Articles of Incorporation to issue 15,000,000 shares of Common Stock, par value $0.01 per share. As of June 30, 2003, 5,441,353 shares of Common Stock were issued and outstanding. In addition, the Company has reserved shares of Common Stock for issuance as follows: 500,000 shares for issuance upon conversion of the Company's Series A, 10% Convertible Preferred Stock, 840,000 shares for issuance upon conversion of the Company's Series B, 10% Convertible Preferred Stock, (plus an indeterminate number of shares for issuance upon conversion of rights to receive unpaid dividends on such shares), 2,400,000 shares for issuance upon conversion of the Company's Subordinated Convertible Note, 1,500,000 shares, (or if Proposal 2 is passed, 4,000,000 shares) for issuance upon exercise of authorized stock options under the Company's stock option plan and 200,000 for warrants issued to Clarex LTD for loan guarantees. Accordingly, the Company has issued or reserved 10,881,353 shares (and will need to reserve 13,381,353 shares if Proposal 2 is passed).

     The Board of Directors believes that it is desirable to increase the number of shares of Common Stock to 40,000,000. The purpose of such increase is to place the Company in a position where it will continue to have a sufficient number of shares of authorized and unissued Common Stock, which can be issued for or in connection with such corporate purposes as, may, from time to time, be considered advisable by the Board of Directors. Having such shares available for issuance in the future will give the Company greater flexibility and will allow such shares to be issued as determined by the Board of Directors of the Company without the expense and delay of a special shareholder's meeting to approve such additional authorized capital stock. Such corporate purposes could include, without limitation: (a) issuance in connection with any desirable acquisitions which may be presented to the Company, (b) the payment of stock dividends or issuance pursuant to stock splits, (c) the issuance of Common Stock upon exercise of options granted under the Company's stock options plan or in connection with other employee benefit plans, (d) the issuance of Common Stock upon the conversion of any preferred stock, the exercise of warrants or the conversion of other securities convertible into Common Stock which may be outstanding from time to time, and (e) issuance in connection with an offering to raise capital for the Company.

     The additional shares of Common Stock, together with other authorized stock and unissued shares, generally would be available for issuance without any requirement for further stockholder approval, unless stockholder action is required by applicable law, the Company's governing documents, or any stock exchange on which the Company's securities may then be listed.

     Although the Board of Directors will authorize the issuance of additional shares of Common Stock only when it considers doing so to be in the best interests of stockholders, the issuance of additional shares of Common Stock may, among other things, have a dilutive effect on the earnings and equity per share of Common Stock and on the voting rights of holders of shares of Common Stock. The increase in the authorized number of shares of Common Stock also could be viewed as having anti-takeover effects. While the Board of Directors has no current plans to do so, shares of Common Stock could be issued in various transactions that would make a change in control of the Company more difficult or costly and, therefore, less likely. For example, shares of Common Stock could be privately sold to purchasers favorable to the Board of Directors in opposing a change in control or to dilute the stock ownership of a person seeking to obtain control. The Company is not aware of any effort to accumulate shares of Common Stock or obtain control of the Company by a tender offer, proxy contest, or otherwise, and the Company has no present intention to use the increased shares of authorized Common Stock for anti-takeover purposes.

     As of the date of this Proxy Statement, there are no present agreements or arrangements for the issuance of any of the additional shares that would be authorized by this amendment except pursuant to the stock option plan and convertible securities and warrants as described herein.

     Holders of Common Stock do not have preemptive rights to subscribe to additional securities that may be issued by the Company, which means that current stockholders do not have a right to purchase any new issue of capital stock of the Company in order to maintain their proportionate ownership interest. However, stockholders wishing to maintain their interests may be able to do so through normal market purchases.

     The affirmative vote of a majority of the votes cast by the holders of shares entitled to vote thereon is required to approve the proposed amendment. If the stockholders do not approve the proposed amendment, the number of authorized shares of Common Stock will remain 15,000,000. Proxies will be voted in accordance with the specifications marked thereon, and, if no specification is made, will be voted "FOR" the increase in the number of authorized shares of Common Stock.

     The Board of Directors recommends that the shareholders vote "FOR" the proposal to increase the number of authorized shares of Common Stock.

     If the proposed amendment is adopted by the stockholders, the Company's Restated Certificate of Incorporation will be amended, as reflected in EXHIBIT B, to increase the number of shares authorized as promptly as practicable.

                                  PROPOSAL FOUR

            APPROVAL OF AMENDMENT TO 2000 EQUITY COMPENSATION PROGRAM

     At the Annual Meeting, the Shareholders are being asked to approve an amendment to the Company's 2000 Equity Compensation Program (the "2000 Program") in order to increase the number of shares reserved for issuance of stock options, stock appreciation rights and performance shares there-under by 2,500,000 shares, from 1,500,000 shares to 4,000,000 shares of Common Stock. The amendment would also increase the maximum number of shares of Common Stock subject to options, separately exercisable stock appreciation rights or other awards that any individual could receive in one year from 400,000 to 600,000.

     As of June 30, 2003 approximately 1,055,000 options were outstanding under the 2000 Program and 445,000 shares remained available for awards under the 2000 Program. Approval of the amendment to the 2000 Program is intended to ensure that the Company can continue to provide stock options and other performance incentives at levels determined appropriate by the Board of Directors, and to increase flexibility for individual grants. The 2000 Program was adopted by the Board of Directors in May 2000 and approved by the Stockholders in August 2000. On May 13, 2003, the Board of Directors adopted this amendment to the plan and recommends that the Stockholders approve such amendment.

PURPOSE

     The purpose of the 2000 Program is to help attract and retain superior directors, officers, key employees and consultants of the Company and its subsidiaries and to encourage them to devote their abilities and industry to the success of the Company.

SHARES AND INCENTIVES AVAILABLE UNDER THE PROGRAM

     The 2000 Program provides for grants of options, stock appreciation rights, and performance shares. If this amendment is approved, an aggregate of 4,000,000 shares of Common Stock will be authorized for issuance under the 2000 Program, which amount will be proportionately adjusted in the event of certain changes in the Company's capitalization, a merger, or a similar transaction. If any of the options (including incentive stock options) or stock appreciation rights granted under the Program expire or terminate for any reason before they have been exercised in full, the unissued shares subject to those expired or terminated options and/or stock appreciation rights shall again be available for purposes of the 2000 Program. Such shares may be authorized and unissued shares or treasury shares.

ELIGIBILITY

     All directors, officers, employees and consultants of the Company and its subsidiaries are eligible to receive awards under the 2000 Program. The Company estimates that as of June 30, 2003, there were approximately 50 individuals eligible to participate in the 2000 Program. On July 1, 2003, the closing price of the Common Stock was $0.41.

DETERMINATION OF ELIGIBILITY; ADMINISTRATION OF THE PROGRAM

     The 2000 Program is administered by a committee appointed by the Board (the "Committee", or the "Program Administrator"). The Program Administrator has full discretion and authority to: (a) interpret the 2000 Program; (b) define its terms; (c) prescribe, amend and rescind rules and regulations relating to the 2000 Program; (d) select eligible individuals to receive options, stock appreciation rights, and performance shares under the 2000 Program; (e) determine when options, stock appreciation rights, or performance shares shall be granted under the Program; (f) determine the type, number, and terms and conditions of awards to be granted and the number of shares of stock to which awards will relate, and any other terms and conditions of options, stock appreciation rights, and performance shares; and (g) make all other determinations that may be necessary or advisable for the administration of the 2000 Program.

TYPES OF AWARDS

     The 2000 Program is comprised of four parts: (i) the Incentive Equity Compensation Program ("Incentive Program"), (ii) the Supplemental Equity Compensation Program ("Supplemental Program"), (iii) the Stock Appreciation Rights Program ("SAR Program"), and (iv) the Performance Share Program.

     INCENTIVE PROGRAM. The Company intends that options granted pursuant to the provisions of the Incentive Program will qualify and will be identified as "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The Program Administrator may grant ISOs to purchase Common Stock to any employee of the Company or its subsidiaries. These options shall expire on the date determined by the Program Administrator, but they shall not expire later than 10 years from the date the options are granted. Any ISO granted to any person who owns more than 10% of the combined voting power of all classes of stock of the Company or any of its subsidiaries shall expire no later than 5 years from the date it was granted.

     The exercise price of ISOs may not be less than the fair market value of the Company's Common Stock on the date of grant. However, the exercise price of an ISO granted to a 10% or more stockholder may not be less than 110% of the fair market value of the Company's Common Stock on the date of grant. The aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which ISOs are exercisable for the first time by an optionee during any calendar year may not exceed $100,000.

     SUPPLEMENTAL PROGRAM. Options granted under this Supplemental Program shall not be ISOs as defined in Section 422 of the Code. The Program Administrator may grant supplemental stock options to eligible participants in the 2000 Program. These options shall expire on the date determined by the Program Administrator, but they shall not expire later than 10 years from the date the options are granted. The exercise price of supplemental stock options shall be determined by the Program Administrator at the time of grant.

     SAR PROGRAM. The Program Administrator may grant stock appreciation rights ("SARs") to eligible participants in the 2000 Program. These SARs may be granted either together with supplemental stock options or ISOs ("Tandem Options") or as naked stock appreciation rights ("Naked Rights"). Tandem Options entitle the holder to receive from the Company an amount equal to the fair market value of the shares of Common Stock which the recipient would have been entitled to purchase on that date upon the surrender of the unexpired option, less the amount the recipient would have been required to pay to purchase the shares upon the exercise of the option. Naked Rights entitle the holder to receive the excess of fair market value of those rights at the end of a designated period over the fair market value of those rights when they are granted. Payments to recipients who exercise SARs may be made, at the discretion of the Program Administrator, in cash by bank check, in shares of Common Stock with a fair market value equal to the amount of payment, in a note in the payment amount, or any combination of these totaling the payment amount.

     PERFORMANCE SHARE PROGRAM. The Program Administrator may grant performance shares to eligible participants in the 2000 Program. Each grant confers upon the recipient the right to receive a specified number of shares of Common Stock of the Company contingent upon the achievement of specified performance objectives within a specified period (including the recipient's continued employment with or service to the Company).

     Payment may be made, in the discretion of the Program Administrator, in shares of Common Stock, a check for the fair market value of the shares of Common Stock to which the performance share award relates (the "payment amount"), a note in the payment amount, or any combination of these totaling the payment amount. The Program Administrator shall specify the performance objectives, determine the duration of the performance objective period (not to be less than 1 year nor more than 10 years from the date of the grant) and determine whether performance objectives have been met during the designated period. All determinations by the Program Administrator with respect to the achievement of performance objectives shall be final, binding on and conclusive with respect to each recipient.

EXERCISE

     Options may be exercised by providing written notice to the Company, specifying the number of shares to be purchased and accompanied by payment for such shares, and otherwise in accordance with the applicable option agreement. Payment may be made in cash, other shares of Common Stock or by a combination of cash and shares. The Program Administrator may also permit cashless exercises pursuant to procedures approved by the Program Administrator.

VESTING OF OPTIONS

     Unless otherwise provided by the Program Administrator at the time of grant or accelerated, stock options vest in 3 annual installments commencing one year after the date of grant.

TRANSFERABILITY OF AWARDS

     Grants of stock options and other awards are generally not transferable except by will or by the laws of descent and distribution, except that the Program Administrator may, in its discretion, permit transfers of supplemental stock options and/or stock appreciation rights granted in tandem with such options for estate planning or other purposes subject to any applicable restrictions under federal securities laws. Common Stock which represents either performance shares prior to the satisfaction of the stated performance objectives and the expiration of the stated performance objective periods may not be sold, pledged, assigned or transferred in any manner.

AWARD LIMITATIONS

     The maximum number of shares of Common Stock subject to options, separately exercisable stock appreciation rights or other awards that an individual may receive in any calendar year is 600,000 if this amendment is adopted.

ACCELERATION OF VESTING; CHANGE IN CONTROL

     The Program Administrator may, in its discretion, accelerate the exercisability of any option or stock appreciation right or provide that all restrictions, performance objectives, performance objective periods and risks of forfeiture pertaining to a performance share award shall lapse upon the occurrence of a "change in control" of the Company, as defined in the 2000 Program.

     If a change in control occurs pursuant to a merger or consolidation or sale of assets as described above, then each outstanding option, stock appreciation right, and performance share award shall be assumed or an equivalent benefit shall be substituted by the entity determined by the Board to be the successor corporation unless the successor does not so agree at least 15 days prior to the merger, consolidation or sale of assets. In that instance, each option, stock appreciation right, or performance share award shall be deemed to be fully vested and exercisable.

EFFECT OF TERMINATION OF EMPLOYMENT OR SERVICE AS A DIRECTOR OR CONSULTANT

     Except as otherwise provided in any agreement evidencing an award or option:

     (a) in the event that a participant's employment or service with the Company is terminated for "cause," any outstanding options and awards of such participant shall terminate immediately;

     (b) in the event that a participant's employment or service with the Company terminates due to death or disability (within the meaning of Section 22(e)(3) of the Code), all options and stock appreciation rights of such participant (other than Naked Rights) will lapse unless exercised, to the extent exercisable at the date of termination, within one year following such date of termination, all performance awards for which all performance objectives and conditions have been achieved and satisfied (other than continued employment or status as a consultant) shall be paid in full (any remaining awards of such participant will be forfeited), and all Naked Rights shall be fully paid by the Company as of the date of death or disability; and

     (c) in the event that a participant's employment or service with the Company terminates for any other reason: (i) any outstanding options and awards (other than Naked Rights) shall be exercisable, to the extent exercisable on the date of termination, for a period of 90 days after the date of such termination if the recipient resigned, and 12 months after the date of such termination if it was an involuntary termination other than for cause; (ii) all Naked Rights not payable on the date of termination shall terminate immediately; and (iii) all performance share awards shall terminate immediately unless the performance objectives have been achieved and the performance objective period has expired.

AMENDMENT, SUSPENSION OR TERMINATION OF THE PROGRAM

     The 2000 Program will terminate on the day preceding the tenth anniversary of its adoption, unless sooner terminated by the Board. Prior to that date, the Program Administrator may amend, modify, suspend or terminate the Program, provided, however, that (a) stockholder approval is obtained when required by law, and (b) no such amendment, modification, suspension or termination by the Program Administrator shall adversely affect the rights of participants, without their consent, under any outstanding option, stock appreciation right, or performance share.

FEDERAL INCOME TAX CONSEQUENCES OF OPTIONS AND AWARDS

     BECAUSE OF THE COMPLEXITY OF THE FEDERAL INCOME TAX LAWS AND THE APPLICATION OF VARIOUS STATE INCOME TAX LAWS, THE FOLLOWING DISCUSSION OF TAX CONSEQUENCES IS GENERAL IN NATURE AND RELATES SOLELY TO FEDERAL INCOME TAX MATTERS. PARTICIPANTS OF THE 2000 PROGRAM ARE ADVISED TO CONSULT THEIR OWN PERSONAL TAX ADVISORS. IN ADDITION, THE FOLLOWING SUMMARY IS BASED UPON AN ANALYSIS OF THE INTERNAL REVENUE CODE AS CURRENTLY IN EFFECT, EXISTING LAWS, JUDICIAL DECISIONS, ADMINISTRATIVE RULINGS, REGULATIONS AND PROPOSED REGULATIONS, ALL OF WHICH ARE SUBJECT TO CHANGE.

     ISOs. In general, an optionee granted an ISO will not recognize taxable income upon the grant or the exercise of the ISO (assuming the ISO continues to qualify as such at the time of exercise). The excess of the fair market value of shares of Common Stock received upon exercise of the ISO over the exercise price is, however, a tax preference item which can result in imposition of the alternative minimum tax. The optionee's "tax basis" in the shares of Common Stock acquired upon exercise of the ISO generally will be equal to the exercise price paid by the optionee, except in the case in which the optionee pays the exercise price by delivery of the shares of Common Stock otherwise owned by the optionee (as discussed below).

     If the shares acquired upon the exercise of an ISO are held by the optionee for the "ISO holding period" of at least two years after the date of grant and one year after the date of exercise, the optionee will recognize long-term capital gain or loss upon the sale of the ISO Shares equal to the amount realized upon such sale minus the optionee's tax basis in the shares, and such optionee will not recognize any taxable ordinary income with respect to the ISO. As a general rule, if an optionee disposes of the shares acquired upon exercise of an ISO before satisfying both holding period requirements (a "disqualifying disposition"), the gain recognized on the disposition will be taxed as ordinary income equal to the lesser of (i) the fair market value of the shares at the date of exercise of the ISO minus the optionee's tax basis in the shares, or (ii) the amount realized upon the disposition minus the optionee's tax basis in the shares. If the amount realized upon a disqualifying disposition is greater than the amount treated as ordinary income, the excess amount will be treated as capital gain for federal income tax purposes. Certain transactions are not considered disqualifying dispositions including certain exchanges, transfers resulting from the optionee's death, and pledges and hypothecations of ISO Shares.

     SUPPLEMENTAL EQUITY COMPENSATION PROGRAM. No income will be recognized to the optionee at the time of the grant of an option, nor will the Company be entitled to a tax deduction at that time. Upon the exercise of a supplemental stock option, the optionee will be subject to ordinary income tax equal to the excess of the fair market value of the stock on the exercise date over the exercise price. The Company will be entitled to a tax deduction in an amount equal to the ordinary income realized by the optionee. If shares acquired upon such exercise are held for more than one year before disposition, any gain on disposition of such shares will be treated as long-term capital gain.

     STOCK APPRECIATION RIGHT. Neither the holder of a Tandem Option nor the holder of a Naked SAR will be deemed to receive any income at the time a SAR is granted. When any part of a SAR is exercised, the optionee will be deemed to have received ordinary income on the exercise date in an amount equal to the sum of the fair market value of shares and cash received. The Company will be entitled to a corporate income tax deduction in an equal amount. Income recognized by an optionee upon the exercise of a SAR will be subject to federal withholding taxes.

     PERFORMANCE SHARES. In general, participants will not realize taxable income at the time of the grant of such an award. Participants will be subject to tax at ordinary income rates on the value of such awards when payment is received. If, however, an award is structured to permit a participant to postpone payment, the participant becomes taxable at ordinary income rates when payment is made available or the award is no longer subject to a substantial risk of forfeiture. If the award is paid in shares, taxable income will be the fair market value of the shares either at the time the award is made available or at the time any restrictions (including restrictions under Section 16b of the Exchange Act) subsequently lapse.

     COMPENSATION DEDUCTION LIMITATION. Code Section 162(m) generally disallows a public company's tax deduction for compensation paid to the Chief Executive Officer, or to any of the other four most highly compensated officers, in excess of $1.0 million in any tax year. Compensation that qualifies as "performance-based compensation" is excluded from the $1.0 million deductibility cap, if various requirements are satisfied. The Company intends that options and certain other awards granted to employees whom the Committee expects to be covered employees at the time a deduction arises in connection with such awards, qualify as "performance-based compensation," so that such awards will not be subject to the deductibility cap.

     The affirmative vote of a majority of the votes cast by the holders of shares entitled to vote thereon is required for approval of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO THE COMPANY'S 2000 EQUITY COMPENSATION PROGRAM DESCRIBED ABOVE.

REPORT OF THE AUDIT COMMITTEE

The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended December 31, 2002, included in the Company's Annual Report on Form 10-K. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the Securities and Exchange Commission, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

MEMBERSHIP AND ROLE OF AUDIT COMMITTEE

Each of the members of the Audit Committee is independent as defined under the National Association of Securities Dealers' listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors.

REVIEW WITH MANAGEMENT

The Audit Committee has reviewed and discussed the Company's audited financial statements with management.

REVIEW AND DISCUSSIONS WITH INDEPENDENT AUDITORS

The Audit Committee has discussed with Holtz, Rubenstein & Company, LLP, the Company's independent auditors, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) which includes, among other items, matters related to the conduct of the audit of the Company's financial statements.

The Audit Committee has also received written disclosures and the letter from Holtz, Rubenstein & Company, LLP required by Independence Standards Board Standards No. 1 (which relates to the accountant's independence from the Company and its related entities) and has discussed with Holtz, Rubenstein & Company, LLP their independence from the Company.

CONCLUSION

Based on review and discussions referred to above, the Audit Committee recommended to the Company's Board that the Company's audited financial statements be included in the Company's annual report on Form 10-K for the fiscal year ended December 31, 2002.

                                 AUDIT COMMITTEE

                              Jan Winston, Chairman

                                   Tom Lenagh

                                    John Rich

The Board has no separate Nominating Committee. The entire Board selects management nominees for election as directors. While the Board will consider nominees recommended by stockholders, it has not established formal procedures for this purpose.

EXECUTIVE COMPENSATION

SUMMARY OF CASH AND OTHER COMPENSATION

     The following table sets forth, for the years ended December 31, 2002, 2001 and 2000, the cash compensation paid by the Company and its subsidiaries, to or with respect to the Company's Officers, whose total annual salary and bonus exceeded $100,000, for services rendered in all capacities as an executive officer during such period:

                                                                                     Stock
Name and Position            Year                 Salary           Bonus             Options
-----------------            ----                 ------           -----             -------
Daniel Lehrfeld,             2002                $ 148,000         $ 32,500*         110,000
President and                2001                $ 156,000             None             None
Chief Executive Officer      2000                $ 164,000         $ 50,000          360,000

Maria Murray,                2002                $ 107,000             None           89,000
Vice President,              2001                $ 115,000             None             None
Business Development         2000                $ 121,000             None           60,000

Devaunshi Sampat,            2002                $ 105,000             None           59,500
Vice President,              2001                $ 139,000             None             None
Sales and Marketing          2000                $ 150,000         $ 17,600           31,000

William Miraglia             2002                $ 101,000             None           45,000
Vice President,              2001                $ 105,000             None             None
Chief Financial Officer      2000                $ 110,000         $ 17,500           18,000

James Hoey                   2002      LESS THAN $ 100,000**           None           60,000

* Reflects deferred payout of bonus granted in recognition of asset sale in 2000. Full proceeds invested in Company Series B Preferred stock.

**  Reflects payroll paid since hire date, October 2002.

During the periods covered, no Officer received perquisites (i.e., personal benefits) in excess of the lesser of $50,000 or 10% of such individual's reported salary and bonus.

The following table sets forth information with respect to each of the Company's Named Executive Officers concerning the exercise of options during fiscal year 2002 and unexercised options held as of December 31, 2002:

                 Aggregated Option Exercises in Last Fiscal Year
                        and Fiscal Year-End Option Values

                                                        Number of Securities
                                                   Underlying Unexercised Options    Value of Unexercised In-the-Money
                          Shares                         at Fiscal Year End              Options at Fiscal Year End
                        Acquired on      Value    ---------------------------------------------------------------------
Name                     Exercise      Realized       Exercisable/Unexercisable        Exercisable/Unexercisable (1)
                       ------------------------------------------------------------------------------------------------
                            (#)           ($)                   (#)                                 ($)
Daniel Lehrfeld                                           341,200/228,800                            0
Maria Murray                                               71,555/94,555                             0
Devaunshi Sampat                                           40,900/66,100                             0
William S. Miraglia                                        13,400/51,600                             0
James Hoey                                                    0/60,000                               0

   (1) Calculated on the basis of the fair market value of the underlying securities at fiscal year end, minus the exercise price.

The Following table sets forth information with respect to each of the Company's Named Executive Officers regarding options granted in the past fiscal year.

                        Option Grants in Last Fiscal Year

                                Individual Grants

                                                                                                       Potential Realizable Value at
                                                                                                          Assumed Annual Rates of
                                                 % of Total Options                                    Stock Price Appreciation for
                         Number of Securities        Granted to         Exercise or                             Option Term
                           Underlying Options       Employees in         Base Price     Expiration    ------------------------------
Name                            Granted              Fiscal Year         per Share         Date            5%              10%
                        ------------------------------------------------------------------------------------------------------------
                                  (#)                                                       (#)           ($)              ($)
Daniel Lehrfeld                       110,000                  22.1%            .85         2012             58,801         149,015
Maria Murray                           89,000                  17.9%            .85         2012            123,226         196,217
Devaunshi Sampat                       59,500                  11.9%            .85         2012             82,381         131,179
William S. Miraglia                    45,000                   9.0%            .85         2012             62,305          99,211
James Hoey                             60,000                  12.0%            .85         2012             83,074         132,281

                         EXECUTIVE EMPLOYMENT CONTRACTS

     Mr. Daniel Lehrfeld has an employment contract with the Company that provides for base salary requirements, stock options and twelve months continued salary and benefits if the contract is terminated by the Company without cause.

Ms. Devaunshi Sampat has an employment contract with the Company that provides for base salary, stock options, and nine months continued salary and benefits if the contract is terminated by the Company without cause.

Mr. Jim Hoey has an employment contract with the Company that provides for base salary, stock options, and four months continued salary and benefits if the contract is terminated by the Company without cause.

Mr. Lehrfeld, Ms. Sampat, Mr. Hoey, and other executives have agreed to temporary salary reductions of 15% of their base pay for an interim period.

      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers and persons who own more than ten percent of a registered class of the Company's equity securities to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Officers, directors and greater than ten percent stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

To the Company's knowledge, based solely on the review of copies of reports and other information furnished to the Company, all Section 16(a) filing requirements applicable to the Company's officers, directors and greater than ten percent shareowners were complied with.


                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

     Holtz Rubenstein & Company, LLP, (the "Auditors") independent accountants, has been selected by the Board of Directors to examine and report on the financial statements of the Company for the fiscal year ending December 31, 2002.

AUDIT FEES AND RELATED MATTERS

     Audit Fees. The Corporation was billed approximately $79,000 for the audit of the Corporation's annual financial statements for the year ended December 31, 2002, the preparation of federal and state income tax returns, and for the review of the financial statements included in the Corporation's Quarterly Reports on Form 10-Q filed during 2002.

FINANCIAL INFORMATION SYSTEMS DESIGN IMPLEMENTATION FEES

     The Auditors did not provide any of the professional services described in Paragraph (c)(4)(ii) of Rule 2-01 of the SEC's Regulation S-X (in general, information technology services) during the year ended December 31, 2002.

ALL OTHER FEES

     The Auditors did not provide any non-audit services, other than federal & state tax return preparation and review of the financial statements included in the Corporation's Quarterly Reports on Form 10-Q filed during 2002, during the year ended December 31, 2002.

OTHER MATTERS

     The Audit Committee of the Board of Directors has considered whether the provision of information technology services and other non-audit services is compatible with maintaining the independence of the Corporation's principal accountant. The Company did not utilize such services during 2002.

     Of the time expended by the Corporation's principal accountant to audit the Corporation's financial statements for the year ended December 31, 2002, less than 50% of such time involved work performed by persons other than the principal accountant's full-time, permanent employees.


/s/ Thomas Lenagh
--------------------------
Thomas Lenagh


/s/ John Rich
--------------------------
John Rich


/s/ Jan Winston
--------------------------

Jan Winston

                                  OTHER MATTERS

At the time this Proxy Statement was mailed to shareholders, management was not aware that any other matter will be presented for action at the Annual Meeting. If other matters properly come before the Meeting, it is intended that the shares represented by proxies will be voted with respect to those matters in accordance with the best judgment of the persons voting them.

                NOTICE REGARDING FILING OF SHAREHOLDERS PROPOSALS

                             AT 2004 ANNUAL MEETING

Any proposal intended to be presented by a shareholder at the 2004 Annual Meeting of Shareholders must be received by the company at the company's principal executive offices, 181 Legrand Avenue, Northvale, NJ 07647 no later than the close of business on March 11, 2004 to be considered for inclusion in the Proxy Statement for the 2004 Annual Meeting and by May 24, 2004 in order for the proposal to be considered timely for consideration at next years Annual Meeting (but not included in the Proxy Statement for such meeting).

                                            By Order of the Board of Directors


                                            William S. Miraglia, Secretary

Dated:  July 28, 2002


A COPY OF THE COMPANY'S ANNUAL REPORT FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, INCLUDING CONSOLIDATED FINANCIAL STATEMENTS, ACCOMPANIES THIS PROXY STATEMENT. THE ANNUAL REPORT IS NOT TO BE REGARDED AS PROXY SOLICITING MATERIAL OR AS A COMMUNICATION BY MEANS OF WHICH ANY SOLICITATION IS TO BE MADE.

                                    EXHIBIT A

                             AUDIT COMMITTEE CHARTER

     The Audit Committee is appointed by the Board of Directors of Inrad, Inc. ("Inrad") to assist the Inrad Board in monitoring (a) the integrity of the financial statements of Inrad and its subsidiaries (the "Company") and (b) the independence of performance of the Company's external and, if applicable, internal auditors.

The members of the Audit Committee shall meet the independence and experience requirements of the National Association of Securities Dealers, Inc., subject to such qualifications and exceptions as may be permitted by such requirements. The members of the Audit Committee shall be appointed from time to time by the Inrad Board. The Inrad Board reserves the right to amend, modify or replace this Charter in its discretion at any time.

     The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Audit Committee. The Audit Committee may request any officer or employee of the Company, the Company's outside counsel or independent auditor to attend meetings of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

     The primary goals of this Charter are to specify the following:

- the scope of the Audit Committee's responsibilities and the approaches to be used in carrying out those responsibilities, including structure, processes and membership requirements;

- the Audit Committee's responsibility for (a) insuring its receipt from the Company's independent auditor of a formal written statement delineating all relationships between such auditor and the Company, consistent with Independence Standards Board Standard No. 1, (b) actively engaging in a dialogue with such auditor with respect to any disclosed relationships or services that may impact the objectivity and the independence of the auditor and (c) taking, or recommending that the Inrad Board take, appropriate action to oversee the independence of the independent auditor; and

- the independent auditor's ultimate accountability, to the Inrad Board and the Audit Committee, as representatives of the shareholders of Inrad and the ultimate authority and responsibility of the Inrad Board and/or the Audit Committee to select, evaluate and, where appropriate, replace the independent auditor (or, if applicable, to nominate the independent auditor to be proposed for shareholder approval in any proxy statement).

To the extent any statement set forth below is inconsistent with the three principles set forth above, the three principles set forth above shall govern.

     The Audit Committee shall make regular reports to the Inrad Board, as required by the Delaware General Corporation Law.

     Pursuant to this Charter:

1. THE COMMITTEE

   The Audit Committee of the Board of Directors of Inrad, Inc. will consist of at least three members of the Board including a Chairman designated by the Board. Members of the Audit Committee may not be employees of the Company. The Committee will meet at least three times a year, with additional meetings if circumstances require, for the purpose of satisfying its responsibilities.

2. SCOPE

        The Committee serves at the pleasure of and is subject to the control and direction of the Board of Directors.

3. RESPONSIBILITIES OF THE COMMITTEE

   - To assist the Board in fulfilling its fiduciary responsibilities to the shareholders with respect to matters relating to the Company's business, accounting, reporting, audit and internal controls practices.

   - To maintain a direct line of communications between the Board and the Company's independent auditors and internal auditors to provide for an exchange of views and information.

4. FUNCTIONS OF THE COMMITTEE

        The Committee will satisfy its responsibilities by completing the following functions:

   - Discuss the results of the annual internal and independent audits with management and the internal and independent auditors.

   - Consider the comments from the independent auditors and internal auditors with respect to internal accounting and management controls and the consideration given or action taken by management.

   -    Appoint the independent auditors for the coming year.

   - Appraise the effectiveness of the independent audit effort through discussions with the independent auditors regarding their planned arrangements and scope of the annual audit, including fees.

   - Review the scope of planned activities and budget along with a review of the effectiveness of the Company's internal auditors, if any.

   - Review the anticipated scope and related fees of any non-audit services to be provided by the independent auditors to ensure that these services do not detract from the independence of the auditors in their audit function.

   - Consider the comments from the independent auditors with respect to internal accounting and management controls and the consideration given or action taken by management.

   - Review the Committee's responsibilities and functions, evaluate its performance, and institute appropriate modifications to reflect changes in the business environment.

   - Monitor the procedures or systems used in preparing the financial statements of the Company.

   - Obtain the assessment of management and the independent auditors as to the adequacy of:

           -   the Company's internal accounting procedures and controls.

           - the Company's procedures for complying with SEC Regulations and The Foreign Corrupt Practices Act.

   - Receive and review the assessment of management as to the quality and depth of staffing in the accounting and financial departments worldwide.

   - Receive from the Company's independent auditor a formal written statement delineating all relationships between such auditor and the Company, consistent with Independence Standards Board Standard No. 1.

   - Engage in dialogue with the Company's independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of such firm.

   - Recommend to the Inrad Board appropriate actions to ensure the independence of the Company's independent auditor.

   I. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Inrad Board for approval.

   II. Audit Committee should meet with independent auditor without management present.

   III. Review the interim financial statements and financial results with independent auditor prior to filing Form 10-Qs.

   IV. Review Year-End financial statements and financial results prior to filing Form 10-K.

   V. Discuss required communication with independent auditor as required by SAS 61 of GAAS.

   -    Review any information submitted to the Audit Committee pursuant to
        Section 10A of the Private Securities Litigation Reform Act of 1995.

   - Prepare the report to the Company's Board of Directors for inclusion in the Company's annual proxy statement.

   - Review with the independent auditor any material problems or difficulties the auditor may have encountered during an audit including any restrictions on the scope of activities or access to required information; review any management letter provided by the auditor and the Company's response to that letter.

               While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate or are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations.

                                    EXHIBIT B
                                        .

                            CERTIFICATE OF AMENDMENT

                                       OF

                          CERTIFICATE OF INCORPORATION

                                       OF

                                   INRAD, INC.

                          Pursuant to N.J.S. 14A:9-4(3)

                          Dated: ____________ ___, 2003

          The undersigned corporation, having adopted an amendment to its Certificate of Incorporation, hereby certifies as follows:

          1.   The name of the Corporation is Inrad, Inc.

          2. The Corporation's Certificate of Incorporation, as amended, is further amended by deleting Article I, in its entirety and substituting for it a new Article I, changing the name of the Corporation to Photonic Products Group, Inc. The new Article I will read as follows:

                                   "Article I

          The name of the Corporation is Photonic Products Group, Inc."

          3. The Corporation's Certificate of Incorporation, as amended, is further amended by increasing the number of authorized shares of Common Stock from 15,000,000 to 40,000,000. The first paragraph of Article VI will read as follows:

                                   "Article VI

          The total authorized capital stock of the Corporation shall be 41,000,000 shares, consisting of:

               (1)    1,000,000 shares of Preferred Stock, without par value;
          and

               (2) 40,000,000 shares of Common Stock, par value $.01 per share."

          4. The date of the adoption of the amendment by the shareholders was August ___, 2003.

          5. The number of shares entitled to vote on the amendment were ______, _______ shares of Preferred Stock were entitled to vote on the amendment as a class.

          6. The number of shares voted for and against the amendment were as follows:

          (a)  Common Stock:

                      For:
                      Against:

          (b)  Preferred Stock:

                      For:
                      Against:

          7. The effective date and time of this amendment (the effective date) is 11:59 p.m., August ___, 2003.

          8. Shareholder approval of the amendment was given at the Annual Meeting of Shareholders on August ___, 2003.

          IN WITNESS WHEREOF, the undersigned corporation has caused this Certificate to be executed on its behalf by its duly authorized officer as of the date first above written.

                                 INRAD, INC.


                                 By:_   /Daniel Lehrfeld
                                        Daniel Lehrfeld, President